UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 1, 2002
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)


                                    SVT INC.
             (Exact name of registrant as specified in its charter)


     Delaware                          25942                  84-1167603
     --------                          -----                  ----------
(State or other jurisdiction         (Commission             (IRS Employer
 of incorporation)                    File Number)          Identification No.)


                       59 John Street, New York, NY 10038
                       ----------------------------------
              (Address of principal executive offices and zip code)


                                 (212) 571-6904
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Former Name: SWWT, INC.
Former Address: c/o East River Ventures II, L.P.
645 Madison Avenue, 22nd Floor, New York, NY 10022

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1.    Changes in Control of Registrant

ITEM 2.    Acquisition or Disposition of Assets

     On February 1, 2002, E-Newco, Inc., a wholly-owned subsidiary of the Registrant, merged with and into SanVision Technology Inc. ("SanVision"). As a result of the merger, SanVision became a wholly-owned subsidiary of the Registrant. In connection with the combination, the Registrant changed its name to SVT Inc. Each share of SanVision common stock was converted in the merger into the right to receive 0.99228 of a share of the Registrant's common stock. The combined company has approximately 40,905,760 shares of common stock outstanding, on an as-converted and fully-diluted basis, of which the former stockholders of SanVision own approximately 87.5%.

     Prior to the merger, there was no material relationship between SanVision and its stockholders, on the one hand, and the Registrant or any of its affiliates, or any director or officer of the Registrants or any associate of any such director or officer, on the other.

     Additional information required by Items 1 and 2 of Form 8-K was previously reported (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) in the Registrant's definitive proxy statement dated January 16, 2002 (Commission File No. 0-25942) (the "Proxy Statement").

ITEM 7.    Financial Statements and Exhibits

(a)-(b) Substantially the same information as that required by paragraphs (a) and (b) of Item 7 of Form 8-K was previously reported (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Act")), in the Proxy Statement.

(c)    Exhibits

Exhibit Number                   Description
--------------                   -----------

     2(a) Second Amended and Restated Agreement and Plan of Merger by and among SanVision Technology Inc., SWWT, Inc. and E-Newco, Inc., dated December 18, 2001 (filed as Appendix A to the Proxy Statement and incorporated herein by reference).

     2(b) Stockholders Agreement dated as of February 1, 2002, by and among SWWT, Inc. and the parties identified in Annex A thereto.

     2(c) Registration Rights Agreement dated as of February 1, 2002 by and among SWWT, Inc. and the parties identified in Schedule A thereto.

     99 Press release dated February 4, 2002 issued by the Registrant.


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



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 5, 2002                    SVT INC.
                                          (Registrant)



                                          By: /s/ Sanjay Sethi
                                             ---------------------------
                                                   Sanjay Sethi
                                             President, Chief Executive Officer
                                             and Secretary


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